--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 8, 2001

--------------------------------------------------------------------------------
                                 WorldCom, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Georgia                 0-11258                   58-1521612
        (State or Other          (Commission File            (IRS Employer
        Jurisdiction of              Number)              Identification Number)
         Incorporation)

                            500 Clinton Center Drive
                           Clinton, Mississippi 39056
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (601) 460-5600

--------------------------------------------------------------------------------

Item 5. Other Events.

On June 8, 2001, WorldCom, Inc. ("WorldCom" or the "Company") replaced its existing $7 billion 364-Day Revolving Credit and Term Loan Agreement with two new credit facilities consisting of a $2.65 billion 364-Day Revolving Credit Agreement (the "364-Day Facility") and a $1.6 billion Revolving Credit Agreement (the "Multi-Year Facility"). The 364-Day Facility and the Multi-Year Facility, together with the Company's existing $3.75 billion Amended and Restated Facility A Revolving Credit Agreement (the "Existing Facility"), provide the Company with aggregate credit facilities of $8 billion. These credit facilities provide liquidity support for the Company's commercial paper program and will be used for other general corporate purposes.

The Existing Facility and the Multi-Year Facility mature on June 30, 2002 and June 8, 2006, respectively. The 364-Day Facility has a 364-day term, which may be extended for successive 364-day terms to the extent of the committed amounts from those lenders consenting thereto, with a requirement that lenders holding 51% of the committed amounts consent and so long as the final maturity date does not extend beyond June 8, 2006. Additionally, the Company may elect to convert the principal debt outstanding under the 364-Day Facility to a term loan maturing no later than one year after the conversion date, so long as the final maturity date does not extend beyond June 8, 2006. The Existing Facility is subject to annual commitment fees not to exceed 0.25% of any unborrowed portion of the facilities. The 364-Day Facility and the Multi-Year Facility are subject to annual facility fees not to exceed .20% or .25%, respectively, of the average daily commitment under each such facility (whether used or unused).

The credit facilities bear interest payable in varying periods, depending on the interest period, not to exceed six months, or with respect to any Eurodollar Rate borrowing, 12 months if available to all lenders, at rates selected by the Company under the terms of the credit facilities, including a Base Rate or Eurodollar Rate, plus the applicable margin. The applicable margin for the Eurodollar Rate borrowing generally varies from 0.35% to 0.75% as to loans under the Existing Facility, from .29% to .80% as to loans under the 364-Day Facility and .27% to .75% as to loans under the Multi-Year Facility, in each case based upon the Company's then current debt ratings.

The credit facilities are unsecured but include a negative pledge of the assets of the Company and, subject to exceptions, the covered subsidiaries.

The credit facilities require compliance with a financial covenant based on the ratio of total debt to total capitalization, calculated on a consolidated basis. The credit facilities require compliance with operating covenants which limit, among other things, the incurrence of additional indebtedness by the Company and the covered subsidiaries and sales of assets and mergers and dissolutions. The credit facilities do not restrict distributions to shareholders, provided the Company is not in default under the credit facilities. As of the date of this filing, the Company was in compliance with these covenants.

Item 7(C). Exhibits.

The following exhibit is filed herewith in accordance with Item 601 of Regulation S-K:

Exhibit No.       Exhibit
-----------       -------

10.1 364-Day Revolving Credit Agreement among WorldCom and Bank of America, N.A. and The Chase Manhattan Bank, Co-Administrative Agents; Banc of America Securities LLC and J.P. Morgan Securities Inc., Joint Lead Arrangers and Joint Book Managers; Banc of America Securities LLC, J.P. Morgan Securities Inc., Salomon Smith Barney Inc., ABN Amro Bank N.V. and Deutsche Banc Alex. Brown Inc., Co-Arrangers; Citibank, N.A., Syndication Agent; ABN Amro Bank N.V. and Deutsche Bank AG New York Branch, Co-Documentation Agents; and the lenders named therein dated as of June 8, 2001

10.2 Revolving Credit Agreement among WorldCom and Bank of America, N.A. and The Chase Manhattan Bank, Co-Administrative Agents; Banc of America Securities LLC and J.P. Morgan Securities Inc., Joint Lead Arrangers and Joint Book Managers; Banc of America Securities LLC, J.P. Morgan Securities Inc., Salomon Smith Barney Inc., ABN Amro Bank N.V. and Deutsche Banc Alex. Brown Inc., Co-Arrangers; Citibank N.A., Syndication Agent; ABN Amro Bank N.V. and Deutsche Bank AG New York Branch, Co-Documentation Agents; and the lenders named therein dated as of June 8, 2001

10.3 Amended and Restated Facility A Revolving Credit Agreement among WorldCom, NationsBank, N.A., NationsBanc Montgomery Securities LLC, Bank of America NT & SA, Barclays Bank PLC, The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, and Royal Bank of Canada and the lenders named therein dated as of August 6, 1998 (incorporated herein by reference to Exhibit 10.1 to WorldCom's Current Report on Form 8-K dated August 6, 1998 (filed August 7, 1998) (File No. 0-011258))

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WorldCom, Inc.


                                          By: /s/ Scott D. Sullivan
                                              ----------------------------------
                                              Scott D. Sullivan
                                              Chief Financial Officer

Dated: June 12, 2001

                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
-----------       ----------------------

10.1* 364-Day Revolving Credit Agreement among WorldCom and Bank of America, N.A. and The Chase Manhattan Bank, Co-Administrative Agents; Banc of America Securities LLC and J.P. Morgan Securities Inc., Joint Lead Arrangers and Joint Book Managers; Banc of America Securities LLC, J.P. Morgan Securities Inc., Salomon Smith Barney Inc., ABN Amro Bank N.V. and Deutsche Banc Alex. Brown Inc., Co-Arrangers; Citibank, N.A., Syndication Agent; ABN Amro Bank N.V. and Deutsche Bank AG New York Branch, Co-Documentation Agents; and the lenders named therein dated as of June 8, 2001

10.2* Revolving Credit Agreement among WorldCom and Bank of America, N.A. and The Chase Manhattan Bank, Co-Administrative Agents; Banc of America Securities LLC and J.P. Morgan Securities Inc., Joint Lead Arrangers and Joint Book Managers; Banc of America Securities LLC, J.P. Morgan Securities Inc., Salomon Smith Barney Inc., ABN Amro Bank N.V. and Deutsche Banc Alex. Brown Inc., Co-Arrangers; Citibank N.A., Syndication Agent; ABN Amro Bank N.V. and Deutsche Bank AG New York Branch, Co-Documentation Agents; and the lenders named therein dated as of June 8, 2001

10.3* Amended and Restated Facility A Revolving Credit Agreement among WorldCom, NationsBank, N.A., NationsBanc Montgomery Securities LLC, Bank of America NT & SA, Barclays Bank PLC, The Chase Manhattan Bank, Citibank, N.A., Morgan Guaranty Trust Company of New York, and Royal Bank of Canada and the lenders named therein dated as of August 6, 1998 (incorporated herein by reference to Exhibit 10.1 to WorldCom's Current Report on Form 8-K dated August 6, 1998 (filed August 7, 1998) (File No. 0-011258))

* The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to this Agreement to the SEC upon request.